SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE DEF14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement            |_|   Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule.14a-12

                            Regency Affiliates, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant):

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

      2)    Aggregate number of securities to which transaction applies: N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      4)    Proposed maximum aggregate value of transaction: N/A

      5)    Total fee paid: N/A

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: N/A

      2)    Form, Schedule, or Registration Statement No.: N/A

      3)    Filing Party: N/A

      4)    Date Filed: N/A

                            REGENCY AFFILIATES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 29, 2006

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Regency Affiliates, Inc. (the "Company"), a Delaware corporation, will be held in the 11th Floor Conference Center in the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York on Thursday, June 29, 2006 at 10:00 A.M., to consider and act upon the following:

      1.    To elect four Directors;

      2. To ratify the selection of Rosenberg Rich Baker Berman & Company as independent auditors of the Company for the fiscal years ended December 31, 2005 and December 31, 2006; and

      3. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

      Only stockholders of record at the close of business on May 22, 2006 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof.

      All stockholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                                             By order of the Board of Directors,


                                             /s/ Laurence S. Levy
                                             -----------------------------------
                                             Laurence S. Levy
                                             President and CEO

Jensen Beach, Florida
June 1, 2006

--------------------------------------------------------------------------------
      IMPORTANT: The prompt return of proxies will ensure that your shares will be voted. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
--------------------------------------------------------------------------------

                            REGENCY AFFILIATES, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 29, 2006

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of REGENCY AFFILIATES, INC. (the "Company"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company which will be held in the 11th Floor Conference Center in the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York, on Thursday, June 29, 2006 at 10:00 A.M., and at any adjournment or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

      A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) FOR the election as directors of the persons named herein who have been nominated by the Board, (ii) FOR the ratification of the selection of Rosenberg Rich Baker Berman & Company ("Rich Baker") as independent auditors to audit and report upon the consolidated financial statements of the Company for the fiscal years ended December 31, 2005 and December 31, 2006, and (iii) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

      The principal executive offices of the Company are located at 610 N.E. Jensen Beach Blvd., Jensen Beach, Florida 34957. The approximate date on which this Proxy Statement and the accompanying Proxy will be first sent or given to stockholders is June 1, 2006.

      Stockholders of record of the common stock, par value $0.01 per share (the "Common Stock"), of the Company at the close of business on May 22, 2006 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were issued and outstanding 3,100,078 shares of Common Stock. There was no other class of voting securities outstanding at the Record Date. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Company to act as inspector of election for the Meeting. The four nominees for election as directors at the Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors. The affirmative vote of a majority of the votes in attendance at the Meeting (at which a quorum is present), present in person or represented by proxy, that are properly cast is necessary to approve the actions described in Proposal No. 2 of the accompanying Notice of Annual Meeting. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Meeting for quorum purposes but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. There are no proposals planned at the Meeting which involve a broker "non-vote."

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      At the meeting, four directors are to be elected. All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

      It is the intention of the persons named in the proxies for the holders of Common Stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. The management of the Company does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. In accordance with the Company's by-laws and the General Corporation Law of the State of Delaware, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock present in person or by proxy at the meeting and entitled to vote, will be elected directors.

      The name, principal occupation of and certain other information about each of the nominees is set forth below.

            Name                                              Age
      -----------------                                       ---
      Laurence S. Levy                                         49
      Neil N. Hasson                                           40
      Stanley Fleishman                                        54
      Errol Glasser                                            51

      Mr. Levy has been the Chairman of the Board of Directors, President and Chief Executive Officer of the Company since October 28, 2002. Mr. Levy founded the predecessor to Hyde Park Holdings, LLC in July 1986 and has since served as its Chairman. Hyde Park Holdings, LLC is an investor in middle market businesses. Mr. Levy serves as an officer or director of many companies in which Hyde Park Holdings, LLC or its affiliates invests. Presently, these companies include: Ozburn-Hessey Logistics LLC, a national logistics services company, of which Mr. Levy is a director; Derby Industries LLC, a sub-assembly business to the appliance, food and transportation industries, of which Mr. Levy is Chairman; PFI Resource Management LP, an investor in the Private Funding Initiative program in the United Kingdom, of which Mr. Levy is general partner; Parking Company of America Airports LLC, an owner and operator of airport parking garages, of which Mr. Levy is a director; Warehouse Associates L.P., a provider of warehouse and logistics services, of which Mr. Levy is chairman. Mr. Levy is also the chairman of the board and chief executive officer of Rand Logistics, Inc. an OTC bulletin board company which provides shipping and transportation services on the Great Lakes. In addition, from March 1997 to January 2001, Mr. Levy served as Chairman of Detroit and Canada Tunnel Corporation, a company which operates the toll tunnel between Detroit, Michigan and Windsor, Ontario. From August 1993 until May 1999, Mr. Levy served as Chief Executive Officer of High Voltage Engineering Corporation, a diversified industrial and manufacturing company. Mr. Levy received a Bachelor of Commerce degree and a Bachelor of Accountancy degree from the University of Witwatersrand in Johannesburg, South Africa and is qualified as a Chartered Accountant (South Africa). Mr. Levy received a Master of Business Administration degree from Harvard University and graduated as a Baker Scholar.

      Mr. Hasson has been a Director and the Chief Financial Officer of the Company since October 28, 2002. Mr. Hasson is also a private real estate investor. In February 2005, Mr. Hasson was appointed as a Director of Citigroup Property Investors ("CPI"). CPI is an international real estate investment manager. Previously, Mr. Hasson was the head of European Real Estate for DLJ Real Estate Capital Partners, a $660 million real estate fund managed by Donaldson, Lufkin and Jenrette ("DLJ"), where he was involved with the acquisition of real estate throughout the world. Mr. Hasson joined DLJ as a Managing Director in New York in January 1995.

      Mr. Fleishman has been a Director of the Company since October 28, 2002. Since 1992, Mr. Fleishman has been President and CEO of Jetro Holdings Inc., a wholesale distributor of dry and perishable retail groceries and food service items.

      Mr. Glasser has been a Director of the Company since October 28, 2002. Since 1993, Mr. Glasser has been President of Triangle Capital, LLC, a private investment and advisory company based in New York City. Previously, Mr. Glasser was a Managing Director at Kidder, Peabody & Co., with responsibility for its West Coast investment banking activity.

Committees

      The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee.

      The Audit Committee recommends the independent auditors to the Board of Directors and meets with the independent auditors to discuss matters pertaining to the audit and any other matters which the auditors may wish to discuss as to the scope of their audit and their report. The Audit Committee met three times during the 2005 fiscal year. The Board of Directors has adopted an Audit Committee Charter which is attached as Appendix A to the Company's annual proxy statement filed with the Securities and Exchange Commission on October 27, 2003. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and consists of Errol Glasser and Stanley Fleishman. Each of the current members of the Company's Audit Committee is an "independent director" as determined pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' (NASD) listing standards.

      The Compensation Committee is responsible for compensation matters as well as the issuance of stock options related to the Company's executive officers. The Compensation Committee met four times during fiscal year 2005. The Compensation Committee consists of Mr. Fleishman and Mr. Glasser.

      The Nominating Committee is responsible for considering suggestions for nominations from shareholders properly made in accordance with the Company's by-laws and identifying and recommending to the Board of Directors individuals qualified to become members of the Board. The Nominating Committee did not meet during 2005 fiscal year. The Nominating Committee consists of Mr. Glasser and Mr. Fleishman. Each of the current members of the Company's Nominating Committee is an "independent director" as determined pursuant to Rule 4200(a)(15) of the NASD listing standards. The Nominating Committee does not have a charter. The Nominating Committee has not received any nominees for director from a stockholder who owns more than 5% of the Company's voting stock.

Board Meetings; Nominations

      The business of the Company is managed under the direction of the Board of Directors. There were three meetings of the Board of Directors held in the year ended December 31, 2005. In addition, the Board acted by written consent one time during such period. During such year, no directors attended fewer than 75% of all of the meetings of the Board of Directors and committee meetings on which such director served.

Nominations for Board of Directors

      The Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications, including their independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths. There are no specific, minimum or absolute criteria for Board membership. The Nominating Committee seeks directors who have demonstrated an ethical and successful career. This may include experience as a senior executive of a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee shall determine shall qualify an individual for Board service.

      The Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and stockholders, as a source for potential director candidates. The Board retains complete independence in making nominations for election as a member of the Board.

      The Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with the Company's procedures, including those described below under "Stockholder Communications with the Board of Directors" and subject to applicable inquiries. The Nominating Committee's evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.

Stockholder Communications with the Board of Directors; Director Attendance at Annual Meeting

      Any stockholder or other interested party who desires to communicate with the Company's Board of Directors may do so by writing to: Board of Directors, c/o Laurence S. Levy, Regency Affiliates, Inc., 610 N.E. Jensen Beach Blvd., Jensen Beach, Florida 34957. Communications may be addressed to an individual director, a Board Committee, the non-management directors or the full Board. Communications received by Mr. Levy will then be distributed to the appropriate directors unless Mr. Levy determines that the information submitted constitutes "spam," pornographic material and/or communications offering to buy or sell products or services.

      Under the Company's by-laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been received by the Secretary of the Company not less than 80 days in advance of such meeting; provided, however, that in the event that the date of the meeting was not publicly announced by the Company by mail, press release or otherwise more than 90 days' prior to the meeting, notice by the shareholder must be delivered to the Secretary of the Company no later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was communicated to shareholders. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understanding between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholders as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission ("SEC"), had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

      While the Company has no policy with regard to board members' attendance at annual meetings, all four board members attended the last annual meeting of stockholders.

Executive Officers

      Set forth below is certain information regarding the executive officers of the Company:

       Name             Age                  Current Position
       ----             ---                  ----------------
Laurence S. Levy        49        President and Chief Executive Officer
Neil N. Hasson          40        Chief Financial Officer
Carol Zelinski          41        Secretary    `

      Officers serve at the discretion of the Board.

      Ms. Zelinski has been the Corporate Secretary of the Company since 2003. Ms. Zelinski has been an analyst at Hyde Park Holdings, Inc., a private investment company, since 1997. Previously, Ms. Zelinski worked in the advertising industry with such clients as R.J. Reynolds, Brown & Williamson, Minolta Corporation and Texaco. Ms. Zelinski is not a Director.

      Information regarding Messrs. Levy and Hasson is included herein in the section entitled "Proposal 1 -- Election of Directors."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of May 22, 2006 regarding the ownership of Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each individual named in the Summary Compensation Table contained herein, and (iv) all current executive officers and directors of the Company as a group. Except as otherwise indicated, each such stockholder has sole voting and investment power with respect to the shares beneficially owned by such stockholder.

                                                          Amount
                                                       Beneficially
      Name and Address of Beneficial Owner                Owned                 Percent of Class
      ------------------------------------                -----                 ----------------
Royalty Holdings LLC and Royalty Management, Inc. (1)   1,823,738                    58.83%

Laurence S. Levy (1)                                    2,048,738 (2)                62.56%

Neil N. Hasson (1)                                        175,000 (3)                 5.43%

Errol Glasser                                              24,750 (4)              Less than 1%
505 Park Avenue
Suite 1902
New York, NY  10022

Stanley Fleishman                                          20,750 (4)              Less than 1%
c/o Jetro
15-24 132nd Street
College Point, New York  11356

Raffles Affiliates, Inc.                                  173,067 (5)                 5.58%
450 Seventh Avenue
Suite 509
New York, New York  10123

All current Directors and Executive Officers as a       2,269,238                    66.06%
group

----------
(1) The address of such beneficial owner is c/o Hyde Park Holdings, 450 Park Avenue, New York, New York 10022.

(2) Comprised of (i) the shares that are beneficially owned by Royalty Management, Inc., of which Mr. Levy is the President, sole director and sole stockholder, (ii) 175,000 shares underlying currently exercisable options granted to Mr. Levy under the Company's 2003 Stock Incentive Plan, as amended and (iii) 50,000 shares owned directly.

(3) Comprised of 125,000 shares of Common Stock underlying options currently exercisable granted to Mr. Hasson under the Company's 2003 Stock Incentive Plan, as amended and 50,000 shares owned directly.

(4) Includes 17,500 shares of Common Stock underlying stock options currently exercisable or exercisable within sixty days issued to such individual under the Company's 2003 Stock Incentive Plan, as amended.

(5) This information is based on the latest Schedule 13G ownership report filed by Raffles Associates, Inc. in respect of Common Stock of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file certain reports ("Section 16 Reports") with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Stock and other equity securities of the Company. Based solely on the Company's review of the Section 16 Reports filed electronically with the Securities and Exchange Commission, all Section 16(a) requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2005, except that, the Statements of Changes in Beneficial Ownership on Form 4 that were filed by Laurence S. Levy and Neil N. Hasson on June 24, 2005 were filed late with respect to the reporting of a June 14, 2005 stock option grant.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation                                  Long Term Compensation
                                         -------------------                                  ----------------------
                                                                               Restricted     Securities
                                                              Other Annual        Stock       Underlying   LTIP          All other
Name and Principal                    Salary      Bonus       Compensation      Award(s)       Options      Payouts     Compensation
    Position                Year        ($)        ($)            ($)              (#)           (#)          ($)           ($)
    --------                ----        ---        ---            ---              ---           ---          ---           ---
Laurence S. Levy            2005      150,000       0              0                0           50,000         0             0
President/CEO               2004      150,000       0              0                0           50,000         0             0
                            2003      181,250       0              0                0           75,000         0             0

Neil N. Hasson              2005       50,000       0              0                0           50,000         0             0
CFO                         2004       50,000       0              0                0           50,000         0             0
                            2003       56,250       0              0                0           75,000         0             0

OPTION/SAR GRANTS

      The Option/SAR Grants Table below shows the individual grants of stock options (whether or not in tandem with SARS) and freestanding SARS made during the last completed fiscal year to any of the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                             NUMBER OF        PERCENT OF TOTAL                   MARKET PRICE
                            SECURITIES        OPTIONS GRANTED      EXERCISE       ON DATE OF
                        UNDERLYING OPTIONS    TO EMPLOYEES IN        PRICE          GRANT
        NAME                  GRANTED           FISCAL YEAR      PER SHARE ($)       ($)        EXPIRATION DATE
        ----                  -------           -----------      -------------       ---        ---------------
Laurence S. Levy              50,000                50%              $1.58          $5.27           6/22/05
Neil N. Hasson                50,000                50%              $1.58          $5.27           6/22/05

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE

      The Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values table shows there were no exercises of stock options (nor tandem SARS) nor freestanding SARS during the last completed fiscal year by any of the named executive officers.

                       OPTION VALUES AT DECEMBER 31, 2005

                               SHARES                      EXERCISABLE NUMBER OF SECURITIES
                            ACQUIRED ON                   UNDERLYING UNEXERCISED OPTIONS AT    VALUE OF IN-THE-MONEY OPTIONS AT
                              EXERCISE         VALUE              DECEMBER 31, 2005                   DECEMBER 31, 2005
          NAME               (# SHARES)      REALIZED                (# OF SHARES)                      (# OF SHARES)
          ----               ----------      --------                -------------                      -------------
                                                            EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                                                            -----------      -------------      -----------      -------------
Laurence S. Levy               50,000        $196,000         125,000             -0-             $670,500            N/A
Neil N. Hasson                 50,000        $196,000         125,000             -0-             $670,500            N/A

INCENTIVE STOCK OPTION PLANS

Non Qualified Stock Options.

      On June 14, 2005, Messrs. Levy and Hasson were each granted options to purchase 50,000 shares of our common stock at an exercise price of $1.58 per share under the 2003 Stock Incentive Plan, as amended. The options were exercised in full on June 22, 2005.

LTIP Awards.

      There have been no awards under any long-term Incentive Plan during the last completed fiscal year.

Defined Benefit Plans.

      We have no defined benefit or actuarial plans.

COMPENSATION OF DIRECTORS

      Pursuant to our 2003 Stock Incentive Plan adopted in March 2003, non-management directors receive 250 shares of our common stock for every quarter of a year of service completed. In this regard, each of Messrs. Fleishman and Glasser were issued 1,000 shares of our common stock during the fiscal year ended December 31, 2005. On June 14, 2005, Messrs. Levy and Hasson were each granted options to purchase 50,000 shares of our common stock at an exercise price of $1.58 per share under the 2003 Stock Incentive Plan, as amended. On June 22, 2005, Messrs. Levy and Hasson elected to exercise the options received on June 14, 2005.

      Effective April 1, 2006, Mr. Levy's annual base annual salary is $200,000. Non management directors receive for services as our director an annual amount of $30,000, payable in stock or cash at the sole discretion of each non management director and 500 shares of our common stock for each committee served.

      On April 1, 2006, Mr. Levy was granted option to purchase 50,000 shares of our common stock at an exercise price of $6.27 per share under the 2003 Stock Incentive Plan, as amended.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

      In connection with our October 2002 restructuring transactions, we entered into an Employment Agreement with Laurence S. Levy, our current President and Chief Executive Officer, and with Neil Hasson, our current Chief Financial Officer. Under each employment agreement, the executive's employment commenced on October 16, 2002 and terminates upon the date on which the executive attains retirement age, provided that the executive may terminate his employment upon 30 days notice to the Company and he may be removed from office upon death or disability or for just cause. The employment agreements provide for a base annual salary of no less than $150,000 for Mr. Levy and no less than $50,000 for Mr. Hasson, a discretionary bonus and other customary benefits. The employment agreements also provided for the issuance to each of Messrs. Levy and Hasson, of options to purchase 25,000 shares of our common stock for $1.35 per share. Those options were issued in April 2003 pursuant to the Company's 2003 Stock Incentive Plan.

                             AUDIT COMMITTEE REPORT

      The Company's management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and disclosure controls and procedures. The outside auditors audit the Company's financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board.

      The Audit Committee met and held discussions with management and Rosenberg Rich Baker Berman & Company, the Company's independent auditors. Management represented to us that the Company's financial statements for the year ended December 31, 2005 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

      The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      We discussed with the independent auditors the auditor's independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

      Based on the foregoing, we have recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                                Audit Committee

                                Errol Glasser
                                Stanley Fleishman

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

License Agreement

      Pursuant to a License Agreement entered into in March 2003, Royalty Management, Inc., which is wholly-owned by Laurence Levy, the Company's President and a director, provides New York City office space, office supplies and office services to the Company for $100,000 per year.

Employment Agreements; Director Compensation

      Please see "EXECUTIVE COMPENSATION - Compensation of Directors" and "Employee Contracts; Termination of Employment and Change in Control Arrangements" for information on certain compensation received by some of our officers and directors for their service to the Company.

                 PROPOSAL 2 - SELECTION OF INDEPENDENT AUDITORS

      At the recommendation of the Audit Committee, the Board has selected Rosenberg Rich Baker Berman & Company to serve as independent auditors of the Company for its fiscal year ending December 31, 2005 and December 31, 2006 Although stockholder ratification of the Board's action in this respect is not required, the Board considers it desirable for stockholders to pass upon the selection of independent auditors and, if the stockholders disapprove of the selection, intends to consider the selection of other independent auditors for the current fiscal year.

      A representative of Rosenberg Rich Baker Berman & Company is expected to be present at the Meeting, will have an opportunity to make a statement if such representative desires and will be available to respond to appropriate questions from stockholders.

      Audit Fees. The aggregate fees billed or to be billed by Rosenberg Rich Baker Berman & Company in each of the last two fiscal years for professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-QSB and services that were provided in connection with statutory and regulatory filings or engagements were $56,117 for the fiscal year ended December 31, 2005 and $58,786 for the fiscal year ended December 31, 2004.

      Audit-Related Fees. The aggregate fees billed by Rosenberg Rich Baker Berman & Company in each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements were $0 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004.

      Tax Fees. The aggregate fees billed by Rosenberg Rich Baker Berman & Company in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $35,018 for the fiscal year ended December 31, 2005 and $35,000 for the fiscal year ended December 31, 2004.

      All Other Fees. The aggregate fees billed by Rosenberg Rich Baker Berman & Company in each of the last two fiscal years for products and services other than those reported in the three prior categories were $0 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004.

      Policy on Pre-Approval of Services Provided by Rosenberg Rich Baker Berman & Company

      Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of Rosenberg Rich Baker Berman & Company are subject to the specific pre-approval of the Audit Committee. All audit and permitted non-audit services to be performed by Rosenberg Rich Baker Berman & Company require pre-approval by the Audit Committee. The procedures require all proposed engagements of Rosenberg Rich Baker Berman & Company for services of any kind to be submitted for approval to the Audit Committee prior to the beginning of any services. The Company's audit and tax services proposed for 2005 along with the proposed fees for such services were reviewed and approved by the Company's Audit Committee.

                              STOCKHOLDER PROPOSALS

      Stockholders may submit proposals on matters appropriate for stockholder action at the Company's next annual meeting of Stockholders after the Meeting (the "Next Meeting"), consistent with regulations adopted by the Securities and Exchange Commission. Under SEC rules, proposals to be considered for inclusion in the Proxy Statement for the Next Meeting must be received by the Company on or before February 1, 2007. Proposals should be directed to the attention of Corporate Secretary, 610 N.E. Jensen Beach Blvd., Jensen Beach, Florida 34957.

      In addition, according to the by-laws of the Company, at any annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 80 days nor more than 180 days prior to the meeting; provided, however, that if the date of the public meeting was not announced more than 90 days prior to the meeting, notice to be timely delivered must be delivered to the Secretary of the Company not later than the close of business on the 10th day following the date on which the meeting date was communicated to stockholders. The by-laws contain provisions for the content of a proper notice.

                                  ANNUAL REPORT

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005 ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE. ADDITIONAL COPIES OF THE FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005 WILL BE PROVIDED, WITHOUT CHARGE, UPON WRITTEN REQUEST FROM ANY STOCKHOLDER TO: REGENCY AFFILIATES, INC., ATTENTION: CORPORATE SECRETARY, 610 JENSEN BEACH BLVD., JENSEN BEACH, FLORIDA 34957.

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, the Board does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

                                           By Order of the Board of Directors


                                           /s/ Laurence S. Levy
                                           -------------------------------------
                                           Laurence S. Levy
                                           President and Chief Executive Officer

June 1, 2006

                            REGENCY AFFILIATES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 29, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints each of Laurence S. Levy and Neil N. Hasson as the undersigned's proxy, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share of Regency Affiliates, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 29, 2006 at 10:00 A.M. local time, in the 11th floor Conference Center at the offices of Katten Muchin Rosenman LLP, at 575 Madison Avenue, New York, New York 10022, and at any adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

      WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF ROSENBERG RICH BAKER BERMAN & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2005 AND 2006 FISCAL YEARS.

                     (Continued, and to be signed and dated on the reverse side)

|X|   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1.    Election of Directors

                FOR                                   WITHHOLD AUTHORITY
    all nominees listed at right
       (except as marked to the                    to vote for all nominees
           contrary below)                              listed at right

                |_|                                          |_|

Nominees:

Laurence S. Levy
Neil N. Hasson
Stanley Fleishman
Errol Glasser

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2. Ratification of Rosenberg Rich Baker Berman & Company as the Company's independent auditors.

            FOR                       AGAINST                    ABSTAIN

            |_|                         |_|                        |_|


      If there are any amendments or variations to the matters proposed at the meeting or at any adjournments or postponements thereof, or if any other business properly comes before the meeting, this proxy confers discretionary authority on the proxy nominees named herein and each of them to vote on such amendments, variations or other business.

      The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the June 29, 2006 meeting.

REGENCY AFFILIATES, INC.
610 Jensen Beach Blvd.
Jensen Beach, Florida 34957

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
ENVELOPE.


----------------------------     -------------------------     -----------------
Signature of Shareholder                 Print Name                  Dated


----------------------------     -------------------------     -----------------
Signature of Shareholder                 Print Name                  Dated

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. If a corporation, please sign in full corporate name by President or the authorized officer(s). If a partnership, please sign in partnership name by authorized person. If stock is in the name of two or more persons, each should sign. Joint owners should each sign. Names of all joint holders should be written even if signed by only one.)